Fourth Quarter Earnings Supplemental February 25, 2025

CAUTIONARY NOTE ON FORWARD-LOOKING STATEMENTS & NON-GAAP MEASURES This presentation contains forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995 ("PSLRA"). All statements other than statements of historical fact are forward-looking statements. Forward-looking statements discuss our current expectations and projections relating to our financial position, results of operations, plans, objectives, future performance and business, and are based on currently available operating, financial and competitive information which are subject to various risks and uncertainties, so you should not place undue reliance on forward-looking statements. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as "aim," "anticipate," "believe," "commit," "estimate," "expect," "forecast," "outlook," "potential," "project," "projection," "plan," "intend," "seek," "may," "could," "would," "will," "should," "can," "can have," "likely," the negatives thereof and other similar expressions. Forward-looking statements are based on our current expectations and assumptions regarding our business, the economy and other future conditions. Because forward-looking statements relate to the future, by their nature, they are subject to inherent uncertainties, risks and changes in circumstances that we may not predict. As a result, our actual results may differ materially from those contemplated by the forward-looking statements, and you should not unduly rely on these statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include regional, national or global political, economic, business, competitive, market and regulatory conditions and the following: • risks related to or arising from our organizational structure; • risks of food-borne illness and food safety and other health concerns about our food; • risks relating to the economy and financial markets, including inflation, fluctuating interest rates, stock market activity, or other factors; • the impact of unionization activities of our Team Members on our reputation, operations and profitability; • risks associated with our reliance on certain information technology systems, including our new enterprise resource planning system, and potential failures or interruptions; • risks associated with data, privacy, cyber security and the use and implementation of information technology systems, including our digital ordering and payment platforms for our delivery business; • risks associated with increased adoption, implementation and use of artificial intelligence technologies across our business; • the impact of competition, including from our competitors in the restaurant industry or our own restaurants; • the increasingly competitive labor market and our ability to attract and retain the best talent and qualified employees; • the impact of federal, state or local government regulations relating to privacy, data protection, advertising and consumer protection, building and zoning requirements, labor and employment matters, costs or ability to open new restaurants, or sale of food and alcoholic beverages; • inability to achieve our growth strategy, such as the availability of suitable new restaurant sites in existing and new markets and opening of new restaurants at the anticipated rate and on the anticipated timeline; • the impact of consumer sentiment and other economic factors on our sales; • increases in food and other operating costs, tariffs and import taxes, and supply shortages; and • other risks identified in our filings with the Securities and Exchange Commission (the "SEC"). All forward-looking statements are expressly qualified in their entirety by these cautionary statements. You should evaluate all forward-looking statements made in this presentation in the context of the risks and uncertainties disclosed in the Company's most recent Annual Report on Form 10-K, filed with the SEC. All of the Company's filings are available on the SEC's website at www.sec.gov. The forward-looking statements included in this press release are made only as of the date hereof. The Company undertakes no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law. This presentation includes certain non-GAAP measures as defined under SEC rules, including Adjusted EBITDA, Adjusted EBITDA Margin, Restaurant-Level Adjusted EBITDA and Restaurant-Level Adjusted EBITDA Margin. Reconciliations and definitions are included in the Appendix to this presentation.

Q4 2024 PERFORMANCE REVENUE $184.6 million Q4 Total revenue CHANGE IN SAME RESTAURANT SALES (1) PROFITABILITY $13.8 million Q4 Operating Income (1.7%) Q4 Total Revenue Decline (3) A geometric comparable sales measure is used to determine the compounding effect of an earlier period's year over year comparable sales percentage on the subsequent period's year over year comparable sales percentage. Note: We use a 52- or 53-week fiscal year ending on the Sunday on or prior to December 31. Fourth quarter 2024 consisted of 13 weeks and fourth quarter 2023 consisted of 14 weeks. The additional week in the fourth quarter 2023 included Christmas Day, resulting in six additional operating days. See further detail on "Selected Operating Data" slide. $25.2 million Q4 Adjusted EBITDA(2) $45.2 million Q4 Restaurant-Level Adjusted EBITDA(2) $12.4 million Q4 Net Income (1) Same restaurant sales include restaurants open for a minimum of 24 months and excludes a restaurant that is owned by C&O Chicago, LLC ("C&O") of which Portillo's owns 50% of the equity. For the quarter ended December 29, 2024, same-restaurant sales compares the 13 weeks from September 30, 2024 through December 29, 2024 to the 13 weeks from October 2, 2023 through December 31, 2023. (2) See appendix for a reconciliation to the most directly comparable GAAP financial measure.

FISCAL 2024 PERFORMANCE REVENUE $710.6 million Fiscal 2024 Total Revenue SAME RESTAURANT SALES CHANGE (1) PROFITABILITY $58.0 million Fiscal 2024 Operating Income 4.5% Fiscal 2024 Total Revenue Growth (2) See appendix for a reconciliation to the most directly comparable GAAP financial measure. Note: We use a 52- or 53-week fiscal year ending on the Sunday on or prior to December 31. Fiscal 2024 consisted of 52 weeks and fiscal 2023 consisted of 53 weeks. The 53rd week in fiscal 2023 included Christmas Day, resulting in six additional operating days. See further detail on "Selected Operating Data" slide. $104.8 million Fiscal 2024 Adjusted EBITDA(2) $168.1 million Fiscal 2024 Restaurant- Level Adjusted EBITDA(2) $35.1 million Fiscal 2024 Net Income (1) Same restaurant sales include restaurants open for a minimum of 24 months and excludes a restaurant that is owned by C&O Chicago, LLC ("C&O") of which Portillo's owns 50% of the equity. For fiscal 2024, same-restaurant sales compares the 52 weeks from January 1, 2024 through December 29, 2024 to the 52 weeks from January 2, 2023 through December 31, 2023.

2024 DEVELOPMENT UPDATE - 10 NEW RESTAURANTS 10+ units in 2024Sunbelt = ~80% of Pipeline Denton, TX Denton, TX Surprise, AZ Surprise, AZ Livonia, MI Houston, TX (ROTF)(1) Grapevine, TX (ROTF)(1) Stafford, TX Katy, TXOrlando, FL Mansfield, TX New ~6,300 Square Foot Format Mansfield, TX Orland Park, IL (Drive-Thru Only) Richmond, TX New ~6,300 Square Foot Format (1) Indicates Restaurant of the Future, our 6,250 square foot prototype restaurant with a 47-foot production line that is more efficient to build and also better reflects the way consumers interact with our brand today.

2025 DEVELOPMENT EXPECTATIONS - 12 NEW RESTAURANTS Q1 Q2 Q3 Q4 1 0-2 4-5 6-7 2025 • All expected to be in Sunbelt except 1 in Illinois • 75% expected to be in Texas (Dallas, Houston, and entering the San Antonio market) • Entering the Atlanta, Georgia market • All expected to be ROTF(1) (1) Indicates Restaurant of the Future, our 6,250 square foot prototype restaurant with a 47-foot production line that is more efficient to build and also better reflects the way consumers interact with our brand today.

FISCAL 2025 FINANCIAL TARGETS (1) We are unable to reconcile the long-term outlook for Adjusted EBITDA growth to net income (loss), the corresponding U.S. GAAP measure, due to variability and difficulty in making accurate forecasts and projections and because not all information necessary to prepare the reconciliation is available to us without unreasonable efforts. For the same reasons, we are unable to address the probable significance of the unavailable information because we cannot accurately predict all of the components of the adjusted calculations and the non-GAAP measure may be materially different than the GAAP measure. Unit Growth 12 new units Same-Restaurant Sales Flat to +2% Revenue Growth 11% to 12% Commodity Inflation 3% to 5% Labor Inflation 3% to 4% Restaurant-Level Adjusted EBITDA Margin(1) 22.5% to 23% General & Administrative Expenses $82 - $84 million Pre-Opening Expenses $11 - $12 million Adjusted EBITDA Growth(1) 6% to 8% Capital Expenditures $97 - $100 million (1) We are unable to reconcile the financial target for adjusted EBITDA growth and restaurant-level adjusted EBITDA margin, to the corresponding U.S. GAAP measures, due to variability and difficulty in making accurate forecasts and projections and because not all information necessary to prepare the reconciliation is available to us without unreasonable efforts. For the same reasons, we are unable to address the probable significance of the unavailable information because we cannot accurately predict all of the components of the adjusted calculations and the non-GAAP measure may be materially different than the GAAP measure. 1 1-2 2-3 6-7 Q1 2024 Q2 2024 Q3 2024 Q4 2024 New Restaurants by Quarter

LONG-TERM GROWTH ALGORITHM ANNUAL UNIT GROWTH 12% to 15% SAME RESTAURANT SALES Low single digits REVENUE GROWTH Mid teens ADJ. EBITDA GROWTH(1) Low teens (1) We are unable to reconcile the financial target for adjusted EBITDA growth to net income/loss, to the corresponding U.S. GAAP measure, due to variability and difficulty in making accurate forecasts and projections and because not all information necessary to prepare the reconciliation is available to us without unreasonable efforts. For the same reasons, we are unable to address the probable significance of the unavailable information because we cannot accurately predict all of the components of the adjusted calculations and the non-GAAP measure may be materially different than the GAAP measure.

STRATEGIC PILLARS

FINANCIAL PROFILE

TOTAL REVENUE


($ in millions)
$587
$680
$711
2022
2023
2024

OPERATING INCOME


($ in millions)
$41
$55
$58
2022
2023
2024

NET INCOME


($ in millions)
$17
$25
$35
2022
2023
2024

SAME RESTAURANT SALES [1]


5.4%
5.7%
(0.6)%
2022
2023
2024

RESTAURANT-LEVEL ADJ. EBITDA (Margin) [2]


($ in millions)
$133
$165
$168
22.6%
24.3%
23.7%
2022
2023
2024

ADJ. EBITDA (Margin) [2]


($ in millions)
$85
$102
$105
14.5%
15.0%
14.7%
2022
2023
2024

Portillo's

(1) Same restaurant sales include restaurants open for a minimum of 24 months and excludes a restaurant that is owned by C&O Chicago, LLC ("C&O") of which Portillo's owns 50% of the equity. For fiscal 2024, same-restaurant sales compares the 52 weeks from January 1, 2024 through December 29, 2024 to the 52 weeks from January 2, 2023 through December 31, 2023. For fiscal 2023, same-restaurant sales compares the 53 weeks from December 26, 2022 through December 31, 2023, to the 53 weeks from December 27, 2021 through January 1, 2023.

(2) See appendix for a reconciliation to the most comparable GAAP financial measure.

Note: We use a 52- or 53-week fiscal year ending on the Sunday on or prior to December 31. Fiscal 2024 and fiscal 2022 consisted of 52 weeks and fiscal 2023 consisted of 53 weeks. The 53rd week in fiscal 2023 included Christmas Day, resulting in six additional operating days.

10

APPENDIX

STATEMENT OF OPERATIONS

	Quarter Ended				Fiscal Years Ended			
	December 29, 2024		December 31, 2023		December 29, 2024		December 31, 2023	
REVENUES, NET	$ 184,609	100.0 %	$ 187,858	100.0 %	$ 710,554	100.0 %	$ 679,905	100.0 %
COST AND EXPENSES:								
Restaurant operating expenses:								
Food, beverage and packaging costs	62,870	34.1 %	65,462	34.8 %	241,679	34.0 %	230,869	34.0 %
Labor	45,432	24.6 %	47,668	25.4 %	181,091	25.5 %	173,868	25.6 %
Occupancy	8,909	4.8 %	8,460	4.5 %	36,632	5.2 %	33,358	4.9 %
Other operating expenses	22,170	12.0 %	20,532	10.9 %	83,038	11.7 %	76,639	11.3 %
Total restaurant operating expenses	139,381	75.5 %	142,122	75.7 %	542,440	76.3 %	514,734	75.7 %
General and administrative expenses	20,303	11.0 %	21,550	11.5 %	75,089	10.6 %	78,835	11.6 %
Pre-opening expenses	3,966	2.1 %	3,990	2.1 %	9,236	1.3 %	9,019	1.3 %
Depreciation and amortization	6,568	3.6 %	6,525	3.5 %	27,297	3.8 %	24,313	3.6 %
Net income attributable to equity method investment	(306)	(0.2)%	(391)	(0.2)%	(1,229)	(0.2)%	(1,401)	(0.2)%
Other loss (income), net	864	0.5 %	(405)	(0.2)%	(312)	– %	(1,035)	(0.2)%
OPERATING INCOME	13,833	7.5 %	14,467	7.7 %	58,033	8.2 %	55,440	8.2 %
Interest expense	6,033	3.3 %	6,931	3.7 %	25,616	3.6 %	27,470	4.0 %
Interest income	(105)	(0.1)%	(96)	(0.1)%	(309)	– %	(212)	– %
Tax Receivable Agreement liability adjustment	(6,425)	(3.5)%	(1,658)	(0.9)%	(9,149)	(1.3)%	(3,349)	(0.5)%
Loss on debt extinguishment	–	– %	–	– %	–	– %	3,465	0.5 %
INCOME BEFORE INCOME TAXES	14,330	7.8 %	9,290	4.9 %	41,875	5.9 %	28,066	4.1 %
Income tax expense (benefit)	1,901	1.0 %	(357)	(0.2)%	6,799	1.0 %	3,248	0.5 %
NET INCOME	12,429	6.7 %	9,647	5.1 %	35,076	4.9 %	24,818	3.7 %
Net income attributable to non-controlling interests	1,164	0.6 %	1,858	1.0 %	5,559	0.8 %	6,394	0.9 %
NET INCOME ATTRIBUTABLE TO PORTILLO'S INC.	$ 11,265	6.1 %	$ 7,789	4.1 %	$ 29,517	4.2 %	$ 18,424	2.7 %
Income per common share attributable to Portillo's Inc.:								
Basic	$ 0.18		$ 0.14		$ 0.48		$ 0.34	
Diluted	$ 0.17		$ 0.13		$ 0.46		$ 0.32	
Weighted-average common shares outstanding:								
Basic	63,192,284		55,409,702		61,050,437		53,806,570	
Diluted	65,885,627		58,635,214		63,982,643		57,307,784	



Portillo's

Note: We use a 52- or 53-week fiscal year ending on the Sunday on or prior to December 31. Fourth quarter 2024 and fiscal 2024 consisted of 13 weeks and 52 weeks, respectively, and fourth quarter 2023 and fiscal 2023 consisted of 14 weeks and 53 weeks, respectively. The additional week in the fourth quarter 2023 and fiscal 2023 included Christmas Day, resulting in six additional operating days.

12

REVENUE SUMMARY - Q4 2024

	Quarter Ended			
	December 29, 2024	December 31, 2023	$ Change	% Change
Same-restaurant sales (71 restaurants) (1) (3)	$154,557	$153,957	600	0.4 %
Same-restaurant sales comparable week shift impact (2)	–	11,532	(11,532)	nm
Restaurants not yet in comparable base opened in fiscal 2024 (10 restaurants) (3)	7,783	–	7,783	nm
Restaurants not yet in comparable base opened in fiscal 2023 (12 restaurants) (3)	16,728	15,989	739	4.6 %
Restaurants not yet in comparable base opened in fiscal 2022 (0 restaurant) (3)	1,438	1,362	76	5.6 %
Other (4)	4,103	5,018	(915)	(18.2)%
Revenues, net	$ 184,609	$ 187,858	$ (3,249)	(1.7)%

(1) We use a 52- or 53-week fiscal year ending on the Sunday on or prior to December 31. Fourth quarter 2024 consists of 13 weeks and fourth quarter 2023 consisted of 14 weeks. In order to compare like-for-like periods for the fourth quarter 2024, same-restaurant sales compares the 13 weeks from September 30, 2024 through December 29, 2024 to the 13 weeks from October 2, 2023 through December 31, 2023.
(2) Represents the impact from shifting comparable weeks for all periods in fiscal 2023 to compare like-for-like periods. For the quarter ended December 31, 2023, same-restaurant sales includes sales from the 13 weeks from October 2, 2023 through December 31, 2023 rather than the 13 weeks from September 25, 2023 through December 31, 2023.
(3) Total restaurants indicated are as of December 29, 2024. Revenue from fiscal 2022 reflects contributions from restaurants before they were added to the comparable store base. Excludes a restaurant that is owned by C&O of which Portillo's owns 50% of the equity.
(4) Includes revenue from direct shipping sales and non-traditional locations.
*nm - not meaningful

TAKEAWAYS

The 12 restaurants in the fiscal 2023 row include 4 'Class of 2022' restaurants.

Schererville in Fiscal 2022 class entered comp base in December 2024.

Number of restaurants entering the comp base by quarter in 2025:
- Q1 - 3 restaurants
- Q2 - 1 restaurant
- Q3 - 2 restaurants
- Q4 - 3 restaurants

Portillo's 13

REVENUE SUMMARY - Q4 YTD 2024

	Fiscal Years Ended			
	December 29, 2024	December 31, 2023	$ Change	% Change
Same-restaurant sales (71 restaurants) [(1) (3)]	$598,222	$601,575	(3,353)	(0.6)%
Same-restaurant sales comparable week shift impact [(2)]	–	13,362	(13,362)	nm
Restaurants not yet in comparable base opened in fiscal 2024 (10 restaurants) [(3)]	16,565	–	16,565	nm
Restaurants not yet in comparable base opened in fiscal 2023 (12 restaurants) [(3)]	73,521	40,696	32,825	80.7 %
Restaurants not yet in comparable base opened in fiscal 2022 (0 restaurant) [(3)]	9,779	10,411	(632)	(6.1)%
Other [(4)]	12,467	13,861	(1,394)	(10.1)%
Revenues, net	$ 710,554	$ 679,905	$ 30,649	4.5 %

[(1)] We use a 52- or 53-week fiscal year ending on the Sunday on or prior to December 31. Fiscal 2024 consists of 52 weeks and fiscal 2023 consisted of 53 weeks. In order to compare like-for-like periods for fiscal 2024, same-restaurant sales compares the 52 weeks from January 1, 2024 through December 29, 2024 to the 52 weeks from January 2, 2023 through December 31, 2023.
[(2)] Represents the impact from shifting comparable weeks for all periods in fiscal 2023 to compare like-for-like periods. For fiscal 2023, same-restaurant sales includes sales from the 52 weeks from January 2, 2023 through December 31, 2023 rather than the 53 weeks from December 26, 2022 through December 31, 2023.
[(3)] Total restaurants indicated are as of December 29, 2024. Revenue from fiscal 2022 reflects contributions from restaurants before they were added to the comparable store base. Excludes a restaurant that is owned by C&O of which Portillo's owns 50% of the equity.
[(4)] Includes revenue from direct shipping sales and non-traditional locations.
*nm - not meaningful

TAKEAWAYS

The 12 restaurants in the fiscal 2023 row include 4 'Class of 2022' restaurants.

Schererville in Fiscal 2022 class entered comp base in December 2024.

Number of restaurants entering the comp base by quarter in 2025:
- Q1 - 3 restaurants
- Q2 - 1 restaurant
- Q3 - 2 restaurants
- Q4 - 3 restaurants

Portillo's

14

SELECTED OPERATING DATA (a) Includes a restaurant that is owned by C&O of which Portillo’s owns 50% of the equity. Total restaurants indicated are as of December 29, 2024. AUV for fiscal 2024 and fiscal 2023 consist of 52 weeks and 53 weeks, respectively. (b) Excludes a restaurant that is owned by C&O of which Portillo’s owns 50% of the equity. (c) For the fourth quarter 2024, same-restaurant sales compares the 13 weeks from September 30, 2024 through December 29, 2024 to the 13 weeks from October 2, 2023 through December 31, 2023. For the fourth quarter 2023, same- restaurant sales compares the 14 weeks from September 25, 2023 through December 31, 2023 to the 14 weeks from September 26, 2022 through January 1, 2023. For fiscal 2024, same-restaurant sales compares the 52 weeks from January 1, 2024 through December 29, 2024 to the 52 weeks from January 2, 2023 through December 31, 2023. For fiscal 2023, same-restaurant sales compares the 53 weeks from December 26, 2022 through December 31, 2023 to the 53 weeks from December 27, 2021 through January 1, 2023. Quarter Ended Fiscal Years Ended December 29, 2024 December 31, 2023 December 29, 2024 December 31, 2023 Total Restaurants (a) 94 84 94 84 AUV (in millions) (a) N/A N/A $ 8.7 $ 9.1 Change in same-restaurant sales (b)(c) 0.4% 4.4% (0.6) % 5.7 % Adjusted EBITDA (in thousands) (b) $ 25,205 $ 26,142 $ 104,760 $ 102,282 Adjusted EBITDA Margin (b) 13.7% 13.9% 14.7% 15.0 % Restaurant-Level Adjusted EBITDA (in thousands) (b) $ 45,228 $ 45,736 $ 168,114 $ 165,171 Restaurant-Level Adjusted EBITDA Margin (b) 24.5% 24.3% 23.7% 24.3%

ADJUSTED EBITDA DEFINITIONS How These Measures Are Useful We believe that Adjusted EBITDA and Adjusted EBITDA Margin are important measures of operating performance because they eliminate the impact of expenses that do not relate to our core operating performance. Adjusted EBITDA and Adjusted EBITDA Margin are supplemental measures of operating performance and our calculations thereof may not be comparable to similar measures reported by other companies. Adjusted EBITDA and Adjusted EBITDA Margin have important limitations as analytical tools and should not be considered in isolation as substitutes for analysis of our results as reported under GAAP. Adjusted EBITDA and Adjusted EBITDA Margin Adjusted EBITDA represents net income (loss) before depreciation and amortization, interest expense, interest income and income taxes, adjusted for the impact of certain non-cash and other items that we do not consider in our evaluation of ongoing core operating performance as identified in the reconciliation of net income (loss), the most directly comparable GAAP measure, to Adjusted EBITDA. Adjusted EBITDA Margin represents Adjusted EBITDA as a percentage of revenues, net. We use Adjusted EBITDA and Adjusted EBITDA Margin (i) to evaluate our operating results and the effectiveness of our business strategies, (ii) internally as benchmarks to compare our performance to that of our competitors and (iii) as factors in evaluating management’s performance when determining incentive compensation. We are unable to reconcile the long-term outlook for Adjusted EBITDA to net income (loss), the corresponding U.S. GAAP measure, due to variability and difficulty in making accurate forecasts and projections and because not all information necessary to prepare the reconciliation is available to us without unreasonable efforts. For the same reasons, we are unable to address the probable significance of the unavailable information because we cannot accurately predict all of the components of the adjusted calculations and the non-GAAP measure may be materially different than the GAAP measure.

ADJUSTED EBITDA RECONCILIATION (1) Represents the difference between cash rent payments and the recognition of straight-line rent expense recognized over the lease term. (2) Represents non-capitalized third-party consulting and software licensing costs incurred in connection with the implementation of new enterprise resource planning ("ERP") and human capital management ("HCM") systems which are included within general and administrative expenses. (3) Represents amortization of capitalized cloud-based ERP system implementation costs that are included within general and administrative expenses. (4) Represents loss on disposal of property and equipment and a technology asset impairment charge included within other income, net. (5) Represents certain expenses that management believes are not indicative of ongoing operations, consisting primarily of certain professional fees included within general and administrative expenses. (6) Represents remeasurement of the Tax Receivable Agreement liability. (7) Adjusted EBITDA Margin is defined as Adjusted EBITDA divided by Revenues, net. Quarter Ended December 29, 2024 December 31, 2023 Net income $ 12,429 $ 9,647 Net income margin 6.7% 5.1 % Depreciation and amortization 6,568 6,525 Interest expense 6,033 6,931 Interest income (105) (96) Loss on debt extinguishment — — Income tax expense (benefit) 1,901 (357) EBITDA 26,826 22,650 Deferred rent (1) 1,398 1,315 Equity-based compensation 1,928 3,498 Cloud-based software implementation costs (2) 166 252 Amortization of cloud-based software implementation costs (3) 219 — Other loss (4) 1,054 79 Transaction-related fees & expenses (5) 39 6 Tax Receivable Agreement liability adjustment (6) (6,425) (1,658) Adjusted EBITDA $ 25,205 $ 26,142 Adjusted EBITDA Margin (7) 13.7% 13.9 % Note: We use a 52- or 53-week fiscal year ending on the Sunday on or prior to December 31. Fourth quarter 2024 consisted of 13 weeks and fourth quarter 2023 consisted of 14 weeks. The additional week in the fourth quarter 2023 included Christmas Day, resulting in six additional operating days.

Fiscal Years Ended December 29, 2024 December 31, 2023 December 25, 2022 Net income $ 35,076 $ 24,818 $ 17,157 Net income margin 4.9% 3.7% 2.9 % Depreciation and amortization 27,297 24,313 20,907 Interest expense 25,616 27,470 27,644 Interest income (309) (212) — Loss on debt extinguishment — 3,465 — Income tax expense 6,799 3,248 1,823 EBITDA 94,479 83,102 67,531 Deferred rent (1) 5,255 5,096 3,998 Equity-based compensation 11,151 15,542 16,137 Cloud-based software implementation costs (2) 679 401 — Amortization of cloud-based software implementation costs (3) 586 — — Other loss (4) 1,184 590 397 Transaction-related fees & expenses (5) 575 900 2,237 Tax Receivable Agreement liability adjustment (6) (9,149) (3,349) (5,345) Adjusted EBITDA $ 104,760 $ 102,282 $ 84,955 Adjusted EBITDA Margin (7) 14.7% 15.0% 14.5 % ADJUSTED EBITDA RECONCILIATION Note: We use a 52- or 53-week fiscal year ending on the Sunday on or prior to December 31. Fiscal 2024 and fiscal 2022 consisted of 52 weeks and fiscal 2023 consisted of 53 weeks. The 53rd week in fiscal 2023 included Christmas Day, resulting in six additional operating days. (1) Represents the difference between cash rent payments and the recognition of straight-line rent expense recognized over the lease term. (2) Represents non-capitalized third-party consulting and software licensing costs incurred in connection with the implementation of new enterprise resource planning ("ERP") and human capital management ("HCM") systems which are included within general and administrative expenses. (3) Represents amortization of capitalized cloud-based ERP system implementation costs that are included within general and administrative expenses. (4) Represents loss on disposal of property and equipment and a technology asset impairment charge included within other income, net. (5) Represents certain expenses that management believes are not indicative of ongoing operations, consisting primarily of certain professional fees included within general and administrative expenses. (6) Represents remeasurement of the Tax Receivable Agreement liability. (7) Adjusted EBITDA Margin is defined as Adjusted EBITDA divided by Revenues, net.

RESTAURANT-LEVEL ADJUSTED EBITDA DEFINITIONS Restaurant-Level Adjusted EBITDA and Restaurant-Level Adjusted EBITDA Margin Restaurant-Level Adjusted EBITDA is defined as revenue, less restaurant operating expenses, which include food, beverage and packaging costs, labor expenses, occupancy expenses and other operating expenses. Restaurant-Level Adjusted EBITDA excludes corporate level expenses, pre-opening expenses and depreciation and amortization on restaurant property and equipment. Restaurant-Level Adjusted EBITDA Margin represents Restaurant-Level Adjusted EBITDA as a percentage of revenues, net. How These Measures Are Useful We believe that Restaurant-Level Adjusted EBITDA and Restaurant-Level Adjusted EBITDA Margin are important measures to evaluate the performance and profitability of our restaurants, individually and in the aggregate. Restaurant- Level Adjusted EBITDA and Restaurant-Level Adjusted EBITDA Margin have limitations as analytical tools and should not be considered as a substitute for analysis of our results as reported under GAAP. Limitations of the Usefulness of This Measure Restaurant-Level Adjusted EBITDA and Restaurant-Level Adjusted EBITDA Margin are not required by, nor presented in accordance with GAAP. Rather, Restaurant- Level Adjusted EBITDA and Restaurant-Level Adjusted EBITDA Margin are supplemental measures of operating performance of our restaurants. You should be aware that Restaurant-Level Adjusted EBITDA and Restaurant-Level Adjusted EBITDA Margin are not indicative of overall results for the Company, and Restaurant-Level Adjusted EBITDA and Restaurant-Level Adjusted EBITDA Margin do not accrue directly to the benefit of stockholders because of corporate-level expenses excluded from such measures. In addition, our calculations thereof may not be comparable to similar measures reported by other companies.

RESTAURANT-LEVEL ADJUSTED EBITDA RECONCILIATION Quarter Ended December 29, 2024 December 31, 2023 Operating income $ 13,833 $ 14,467 Operating income margin 7.5% 7.7 % General and administrative expenses 20,303 21,550 Pre-opening expenses 3,966 3,990 Depreciation and amortization 6,568 6,525 Net income attributable to equity method investment (306) (391) Other loss (income), net 864 (405) Restaurant-Level Adjusted EBITDA $ 45,228 $ 45,736 Restaurant-Level Adjusted EBITDA Margin 24.5% 24.3 % Note: We use a 52- or 53-week fiscal year ending on the Sunday on or prior to December 31. Fourth quarter 2024 consisted of 13 weeks and fourth quarter 2023 consisted of 14 weeks. The additional week in the fourth quarter 2023 included Christmas Day, resulting in six additional operating days.

RESTAURANT-LEVEL ADJUSTED EBITDA RECONCILIATION Fiscal Years Ended December 29, 2024 December 31, 2023 December 25, 2022 Operating income $ 58,033 $ 55,440 $ 41,279 Operating income margin 8.2% 8.2% 7.0 % General and administrative expenses 75,089 78,835 66,892 Pre-opening expenses 9,236 9,019 4,715 Depreciation and amortization 27,297 24,313 20,907 Net income attributable to equity method investment (1,229) (1,401) (1,083) Other income, net (312) (1,035) (204) Restaurant-Level Adjusted EBITDA $ 168,114 $ 165,171 $ 132,506 Restaurant-Level Adjusted EBITDA Margin 23.7% 24.3% 22.6 % Note: We use a 52- or 53-week fiscal year ending on the Sunday on or prior to December 31. Fiscal 2024 and fiscal 2022 consisted of 52 weeks and fiscal 2023 consisted of 53 weeks. The 53rd week in fiscal 2023 included Christmas Day, resulting in six additional operating days.

CONTACT INFORMATION Investor Contact: investors@portillos.com Media Contact: ICR, Inc. portillosPR@icrinc.com